Exhibit 99.2

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(2) Per Bank Covenant

$244 $312 $274 $267 $289 $261 $248 $312 $87 $91 $120 $146 $129 $247 $86 $39 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Global Ingredients DGD (In millions) $330.7 $394.7$402.6 $418.4$413.0 $508.3 $334.3 Food Feed Fuel (1)

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• • • US $ (in millions) Q4 2023 Q4 2022 FY 2023 FY 2022 Net Sales $ 423,836 $ 387,733 $ 1,752,065 $ 1,459,630 Cost of sales & operating expenses 311,163 294,417 1,310,581 1,102,250 Gross Margin $ 112,673 $ 93,316 $ 441,484 $ 357,380 Gain on sale of assets (8,243) (117) (8,144) (1,008) Selling, general and administrative expenses 30,195 28,073 128,464 101,681 Restructuring and asset impairment charges 9,199 21,109 14,527 21,109 Depreciation and amortization 26,655 14,722 94,991 59,029 Segment Operating Income $ 54,867 $ 29,529 $ 211,646 $ 176,569 Segment EBITDA $ 90,721 $ 65,360 $ 321,164 $ 256,707 Raw material processed (mt)* 300,000 277,000 1,220,000 1,100,000

Collagen Other products

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$0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Quarterly Avg. Prices D4 RINs (1.7 Multiple) & Yellow Grease - IL D4 RINs (x 1.7) (Right Axis) Yellow Grease - Illinois (Left Axis) $/lb • •

(1) Includes Fuel Segment base EBITDA and Darling's share of DGD EBITDA. (2) Excludes feed stock (raw material) processed at the DGD joint venture.

2023 Finished Product Pricing Feed Segment Ingredients January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Bleachable Fancy Tallow - Chicago Renderer / cwt $68.00 $60.92 $55.80 $61.39 $53.29 $57.00 $59.29 $56.61 $66.10 $69.04 $70.28 $68.66 $62.36 $52.90 $46.89 $54.54 $60.30 Yellow Grease - Illinois / cwt $58.58 $49.25 $46.13 $51.10 $44.26 $47.43 $46.26 $46.06 $49.08 $52.98 $54.85 $52.39 $46.73 $39.83 $34.88 $40.69 $47.56 Used Cooking Oil (UCO) - Illinois / cwt $61.88 $51.71 $48.00 $53.61 $48.00 $48.00 $49.31 $48.45 $52.20 $55.72 $55.95 $54.72 $48.80 $41.38 $39.23 $42.94 $49.93 Meat and Bone Meal - Ruminant - IL/ ton $418.00 $433.29 $453.48 $435.85 $461.97 $467.95 $462.50 $464.27 $462.50 $457.17 $445.00 $455.04 $431.36 $369.00 $310.00 $372.44 $431.90 Poultry By-Product Meal - Feed Grade - Mid South/ton $397.50 $397.50 $422.93 $406.94 $472.50 $487.84 $495.00 $485.56 $492.50 $488.04 $482.50 $488.13 $480.11 $442.88 $412.50 $446.37 $456.75 Poultry By-Product Meal - Pet Food - Mid South/ton $668.13 $716.45 $832.07 $743.75 $937.50 $975.00 $889.98 $934.67 $764.13 $795.65 $830.00 $796.10 $797.73 $666.75 $592.50 $689.80 $791.08 2023 Vegetable Oils Pricing Competing Ingredient for Feed Segment fats & biofuel feedstock January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Soybean Oil (crude/de-gummed) - Central Illinois / cwt $65.03 $63.31 $58.77 $62.18 $56.05 $52.48 $59.60 $55.98 $70.77 $70.04 $65.90 $69.07 $58.31 $55.42 $52.09 $55.33 $60.64 Soybean Oil (RBD) - Central Illinois / cwt $74.77 $71.93 $68.04 $71.40 $66.05 $63.02 $71.92 $66.96 $83.22 $79.82 $74.34 $79.26 $65.82 $63.27 $60.32 $63.18 $70.20 Distiller's Corn Oil - IL/WI cwt $66.39 $56.58 $51.50 $57.86 $53.34 $55.64 $58.75 $55.98 $67.14 $68.26 $66.44 $67.45 $58.68 $53.65 $48.63 $53.83 $58.78 2023 Cash Corn Pricing Competing Ingredient for Bakery Feeds and Fats January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Corn - Track Central IL #2 Yellow / bushel $6.61 $6.63 $6.35 $6.84 $6.36 $6.06 $6.11 $6.68 $5.44 $5.07 $4.53 $5.32 $4.59 $4.40 $4.43 $4.80 $5.91 2023 European Benchmark Pricing Palm Oi l - Competing ingredient for edible fats in Food Segment Soy meal - Competing ingredient for protein meals in Feed Segment January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Palm oil - CIF Rotterdam / metric ton $1,007 $974 $998 $993 $1,025 $947 $902 $958 $973 $949 $966 $963 $899 $939 $945 $928 $960.00 Soy meal - CIF Rotterdam / metric ton $603 $603 $579 $595 $544 $512 $493 $516 $515 $515 $509 $513 $508 $569 $547 $541 $541.00 QTR. over QTR. (Sequential) Year over Year (Q2) Comparison Q3-2023 Q4-2023 % Q4-2022 Q4-2023 % Average Jacobsen Prices (USD) Avg. Avg. Change Avg. Avg. Change Bleachable Fancy Tallow - Chicago Renderer / cwt $68.66 $54.54 -20.6% $72.34 $54.54 -24.6% Yellow Grease - Illinois / cwt $52.39 $40.69 -22.3% $62.01 $40.69 -34.4% Used Cooking Oil (UCO) - Illinois / cwt $54.72 $42.94 -21.5% $64.76 $42.94 -33.7% Meat and Bone Meal - Ruminant - Illinois / ton $455.04 $372.44 -18.2% $392.39 $372.44 -5.1% Poultry By-Product Meal - Feed Grade - Mid South / ton $488.13 $446.37 -8.6% $390.37 $446.37 14.3% Poultry By-Product Meal - Pet Food - Mid South / ton $796.10 $689.80 -13.4% $711.00 $689.80 -3.0% Soybean Oil (crude/de-gummed) - Central Illinois / cwt $69.07 $55.33 -19.9% $75.72 $55.33 -26.9% Soybean Oil (RBD) - Central Illinois / cwt $79.26 $63.18 -20.3% $84.82 $63.18 -25.5% Distiller's Corn Oil - IL/WI per cwt $67.45 $53.83 -20.2% $73.32 $53.83 -26.6% Average Wall Street Journal Prices (USD) Corn - Track Central IL #2 Yellow / bushel $5.32 $4.80 -9.8% $6.85 $4.80 -29.9% Average Thomson Reuters Prices (USD) Palm oil - CIF Rotterdam / metric ton $963 $928 -3.6% $1,043 $928 -11.0% Soy meal - CIF Rotterdam / metric ton $513 $541 5.5% $547 $541 -1.1% 2023 Average Jacobsen Prices (USD) 2023 Average Jacobsen Prices (USD) 2023 Average Wall Street Journal Prices (USD) 2023 Average Thomson Reuters Prices (USD)

Adjusted EBITDA December 30, December 31, December 30, December 31, (U.S. dollars in thousands) 2023 (unaudited) 2022 2023 (unaudited) 2022 Net income attributable to Darling 84,516$ 156,560$ 647,726$ 737,690$ Depreciation and amortization 137,929 117,384 502,015 394,721 Interest expense 68,453 46,139 259,223 125,566 Income tax expense 7,246 37,995 59,568 146,626 Restructuring and asset impairment charges 13,133 21,109 18,553 29,666 Acquisition and integration costs 1,726 2,738 13,884 16,372 Change in fair value of contingent consideration 5,167 - (7,891) - Foreign currency (gain) loss 206 5,272 (8,133) 11,277 Other (income) expense, net (2,825) (242) (16,310) 3,609 Equity in net income of Diamond Green Diesel (4,690) (123,448) (366,380) (372,346) Equity in net (income) loss of other unconsolidated subsidiaries (1,508) 831 (5,011) (5,102) Net income attributable to noncontrolling interests 2,740 2,671 12,663 9,402 Adjusted EBITDA (Non-GAAP) 312,093$ 267,009$ 1,109,907$ 1,097,481$ Foreign currency exchange impact (7,932) (1) - (10,830) (2) - Pro forma Adjusted EBITDA to Foreign Currency (Non-GAAP) 304,161$ 267,009$ 1,099,077$ 1,097,481$ DGD Joint Venture Adjusted EBITDA (Darling's Share) 38,816$ 145,984$ 501,987$ 443,487$ Darling plus Darling's share of DGD Joint Venture Adjusted EBITDA 350,909$ 412,993$ 1,611,894$ 1,540,968$ (1) The average rate assumption used in this calculation were the actual average rate for the three months ended December 30, 2023 of €1.00:USD$1.07, R$1.00:USD$0.20 and CAD$1.00:USD$0.73, as compared to the average rate for the three months ended December 31, 2022 of €1.00:USD$1.02, R$1.00:USD$0.19 and CAD$1.00:USD$0.74, respectively. (2) The average rate assumption used in this calculation were the actual average rate for the twelve months ended December 30, 2023 of €1.00:USD$1.08, R$1.00:USD$0.20 and CAD$1.00:USD$0.74, as compared to the average rate for the twelve months ended December 31, 2022 of €1.00:USD$1.05, R$1.00:USD$0.19 and CAD$1.00:USD$0.77, respectively. Three Months Ended Twelve Months Ended Reconciliation of Net Income to (Non-GAAP) Adjusted EBITDA and (Non-GAAP) Pro-Forma Adjusted EBITDA to Foreign Currency For the Three and Twelve Months Ended December 30, 2023 and December 31, 2022 (in thousands)

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